STOCK OPTION AGREEMENT


     This Stock Option Agreement ("Agreement") is made as of February 1, 1999, by and between Hansen Natural Corporation, a Delaware corporation (the "Company"), and Tim M. Welch ("Holder").


                              Preliminary Recitals

     A. Holder is an employee of the Company or one of its subsidiaries or affiliates.
     B. Pursuant to the Hansen Natural Corporation Stock Option Plan (the "Plan"), the Company desires to grant Holder an incentive stock option to purchase shares of the Company's common stock, par value $.005 per share (the "Common Stock").

     NOW, THEREFORE, the Company and Holder agree as follows:
     1. Grant of Incentive Stock Option. The Company hereby grants to Holder, subject to the terms and conditions set forth herein, the incentive stock option ("ISO") to purchase up to 72,000 shares of Common Stock, at the purchase price of $4.44 per share, such ISO to be exercisable and exercised as hereinafter provided.
     2. Exercise Period. The ISO shall expire three months after the termination of the Holder's employment with the Company and its subsidiaries and affiliates (the "Hansen Natural Group") unless the employment is terminated by a member of the Hansen Natural Group for Cause (as defined below) or unless the employment is terminated by reason of the death or Total Disability (as defined below) of Holder. If the Holder's employment is terminated by a member of the Hansen Natural Group for Cause, the ISO shall expire as of the date employment terminates. If the Holder's employment terminates due to his death or Total Disability, then the ISO may be exercised by Holder or the person or persons to which Holder's rights under this Agreement pass by will, or if no such person has such right, by his executors or administrators, within six months after the date of death or Total Disability, but no later than the expiration date specified in Section 3(c) below. "Cause" means the Holder's act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactorily perform his duties of employment, insubordination or drug or alcohol abuse, as determined by the Committee of the Hansen Natural Corporation Stock Option Plan (the "Committee"). "Total Disability" means the complete and permanent inability of Holder to perform all of his duties of employment with the Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

     3. Exercise of Option
     (a) Subject to the other terms of this Agreement regarding the exercisability of the ISO, and provided that Holder is employed by a member of the Hansen Natural Group on the relevant date, the ISO may only be exercised in respect of the number of shares listed in column A from and after the exercise dates listed in column B,

                    Column "A"                            Column "B"
                 Number of Shares                       Exercise Date

                      14,400                           February 2, 2000
                      14,400                           February 2, 2001
                      14,400                           February 2, 2002
                      14,400                           February 2, 2003
                      14,400                           February 2, 2004

     (b) This ISO may be exercised, to the extent exercisable by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this ISO is being exercised (the "Option Shares"). Notations of any partial exercise or installment exercise, shall be made by the Company on Schedule A hereto.
     (c) Notwithstanding anything else herein to the contrary, this ISO shall expire six years from the date indicated above.
     (d) The Holder hereby agrees to notify the Company in writing in the event shares acquired pursuant to the exercise of this ISO are transferred, other than by will or by the laws of descent and distribution, within two years after the date indicated above or within one year after the issuance of such shares pursuant to such exercise.
     4. Payment of Purchase Price Upon Exercise. At the time of any exercise of the ISO the purchase price of the ISO shall be paid in full to the Company in either of the following ways or in any combination of the following ways:

     (a)  By check or other immediately available funds.

     (b) With property consisting of shares of Common Stock. (The shares of Common Stock to be used as payment shall be valued as of the date of exercise of the ISO at the Closing Price as defined below. For example, if Holder exercises the option for 4,000 shares at a total Exercise Price of $8,000, assuming exercise price of $2.00 per share, and the Closing Price is $5.00, he may pay for the 4,000 Option Shares by transferring 1,600 shares of Common Stock to the Company.)

     (c) For purposes of this Agreement, the term "Closing Price" means, with respect to the Company's Common Stock, the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way on the principal national securities exchange on which the securities are listed or admitted to trading; or, if they are not listed or admitted to trading on any national securities exchange, the last sale price of the securities on the consolidated transaction reporting system of the National Association of Securities Dealers ("NASD"), if such last sale information is reported on such system or, if not so reported, the average of the closing bid and asked prices of the securities on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or any comparable system or, if the securities are not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

     5. Purchase for Investment; Resale Restrictions. Unless at the time of exercise of the ISO there shall be a valid and effective registration statement under the Securities Act of 1933 ("'33 Act") and appropriate qualification and registration under applicable state securities laws relating to the Option Shares being acquired, Holder shall upon exercise of the ISO give a representation that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, Holder shall execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent. Holder further agrees that he will not sell or transfer any Option Shares until he requests and receives an opinion of the Company's counsel or other counsel reasonably satisfactory to the Company to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.
     6. Nontransferability.This ISO shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Holder, this ISO shall be exercisable only by Holder.

     7. (a) Adjustments.In the event of any change in the outstanding Common Stock of the Company by reason of any stock recapitalization, merger, consolidation, combination or exchange of shares, the kind of shares subject to the ISO and their purchase price per share (but not the number of shares) shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Company may deem equitable. In the event of a stock dividend or stock split the kind of shares, their purchase price per share and the number of shares shall be appropriately adjusted, consistent with such change in such manner as the Board of Directors may deem equitable. Any adjustment so made shall be final and binding on Holder. No adjustments shall be made that would have the effect of modifying an ISO under Internal Revenue Code ss.ss. 422 and 424.
     (b) Notwithstanding anything else herein to the contrary if, within a period of two (2) years after the occurrence of a change in control (as defined in (c) below), the Holder's employment by the Hansen Natural group is terminated (unless his employment is terminated by the Hansen Natural group for cause (as defined above) or unless his employment is terminated voluntarily by Holder), the option or any portion thereof not theretofore exercisable, shall immediately become exercisable in its entirety and the option (being the option to purchase shares of Common Stock subject to the applicable provisions of the Plan and awarded in accordance with the Plan in terms of Section 1 above) may, with the consent of Holder, be purchased by the Company for cash at a price equal to the fair market value (as defined in 7(ii) below) less the purchase price payable by Holder to exercise the option as set out in Article 1 above for one share of Common Stock of the Company multiplied by the number of shares of Common Stock which Holder has the option to purchase in terms of Article 1 above.
     (c) For the purposes of this Agreement (i) "Change in Control" means; (A) the acquisition of "Beneficial Ownership" by any person (as defined in rule 13(d) - 3 under the Securities Exchange Act 1934), corporation or other entity other than the Company or a wholly owned subsidiary of the Company of 20% or more of the outstanding Stock, (B)the sale or disposition of substantially all of the assets of the Company, or (C)the merger of the Company with another corporation in which the Common Stock of the Company is no longer outstanding after such merger. (ii) "Fair Market Value" means, as of any date, the Closing Price for one share of the common Stock of the company on such date.

     8. No Rights as Stockholder.Holder shall have no rights as a stockholder with respect to any shares of Common Stock subject to this ISO prior to the date of issuance to him of a certificate or certificates for such shares.
     9. No Right to Continue Employment. This Agreement shall not confer upon Holder any right with respect to continuance of employment with any member of the Hansen Natural Group nor shall it interfere in any way with the right of any such member to terminate his employment at any time.

     10. Compliance With Law and Regulation.This Agreement and the obligation of the Company to sell and deliver shares of Common Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Board of Directors of the Company shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the issue or purchase of shares of Common Stock hereunder, this ISO may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.
     11. Tax Withholding Requirements. The Company shall have the right to require Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Common Stock.
     12. Fractional Shares. Notwithstanding any other provision of this Agreement, no fractional shares of stock shall be issued upon the exercise of this ISO and the Company shall not be under any obligation to compensate Holder in any way for such fractional shares.
     13. Notices. Any notice hereunder to the Company shall be addressed to it at its office at 2380 Railroad Street, Suite 101, Corona, California 91720,
Attention: Rodney C. Sacks with a copy to Benjamin Polk, Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, and any notice hereunder to Holder shall be addressed to him at __________, subject to the right of either party to designate at any time hereafter in writing some other address.
     14. Amendment. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by both parties.
     15. Governing Law. This Agreement shall be construed according to the laws of the State of Delaware and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such State, except where preempted by federal laws.

     16.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Hansen Natural Corporation has caused this Agreement to be executed by a duly authorized officer and Holder has executed this Agreement both as of the day and year first above written.


                                           HANSEN NATURAL CORPORATION


                                           By:/s/RODNEY SACKS
                                              -----------------------------
                                              Title:  Chairman of the Board

/s/TIM M. WELCH  2/2/99
-----------------------------------
Tim M. Welch

                         STOCK OPTION ADDENDUM AGREEMENT


     This Addendum Agreement is made as of September 25, 2000, by and between Hansen Natural Corporation, a Delaware corporation (the "Company") and Tim M. Welch ("Holder").

                              Preliminary Recitals

     A. The Holder and Company entered into a Stock Option Agreement (the "Stock Option Agreement") as of February 1, 1999.

     B. Articles 3(a), 3(c), and 7(b) of the Stock Option Agreement do not correctly reflect the agreement between the parties and consequently the parties, by mutual agreement, wish to amend the provisions of Articles 3(a), 3(c), and 7(b) on and with effect from February 1, 1999.

         NOW,  THEREFORE,  it is agreed:

     1. Article 3(a) of the Stock Option Agreement be and is hereby amended by the deletion of the entire columns A and B therein and by the substitution therefor of new columns A and B as follows:

                           "    Column "A"             Column "B"
                           Number of Shares          Exercise Date

                                   12,000                     February 2, 2000
                                   12,000                     February 2, 2001
                                   12,000                     February 2, 2002
                                   12,000                     February 2, 2003
                                   12,000                     February 2, 2004
                                   12,000                     February 2, 2005"

     2. Article 3(c) of the Stock Option Agreement be and is hereby amended by the deletion of the word "six" therein and by the substitution therefore of the word "seven".

     3. Article 7(b) of the Stock Option Agreement be and is hereby amended by the deletion of the entire Article 7(b) and by the substitution therefore of a new Article 7(b) as follows: "7. (b) Notwithstanding anything else herein to the contrary, if, after the occurrence of a change in control (as defined in (c) below), the Holder's employment by the Hansen Natural group is terminated (unless his employment is terminated by the Hansen Natural group for cause (as defined above) or unless his employment is terminated voluntarily by Holder), and on the date of termination less than 36,000 shares out of the 72,000 shares that are the subject of this Stock Option Agreement shall theretofore have become exercisable, then the difference between the number of shares that shall theretofore have become exercisable and 36,000 shares ("the deemed vested shares") shall be deemed to be immediately exercisable and that portion of the option (being the option to purchase shares of Common Stock subject to the applicable provisions of the Plan and awarded in accordance with the Plan in terms of Article 1 above) may, with the consent of Holder, be purchased by the Company for cash at a price equal to the fair market value (as defined in 7(ii) below) less the purchase price payable by Holder to exercise the option in respect of that number of shares that shall at that time be exercisable by Holder as set out in 1 above for one share of Common Stock of the Company multiplied by the number of shares of Common Stock which Holder at that time has the option to purchase and are exercisable, in terms of Article 1 above as read together with the provisions of this Article 7(b)."

     4. Save as aforesaid, the Stock Option Agreement shall continue to apply and be of full force and effect in all other respects.

     IN WITNESS WHEREOF, Hansen Natural Corporation has caused this Agreement to be executed by a duly authorized officer and Holder has executed this Agreement both as of the day and year first above written.


                                      HANSEN  NATURAL  CORPORATION


                                      By:  /s/RODNEY SACKS            10/3/2000
                                      Title:   Chairman of the Board     Date


/s/ TIM WELCH      10/2/2000
Tim M. Welch          Date